FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                              55 Public Square
                                 Suite 1900
                         Cleveland, Ohio 44113-1937


                                          January 8, 1999


Bankers Trust Company
BankBoston, N.A
Wellsford Capital
c/o Bankers Trust Company
130 Liberty Street
New York, New York 10006


Gentlemen:

          Reference is hereby made to that certain Fixed Rate Loan Agreement dated as of August 11, 1998 (as amended by that certain First Amendment of Fixed Rate Loan Agreement dated as of January 8, 1999 and as the same may further be amended or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used herein without definition and which are defined in the Loan Agreement are used herein with the meanings assigned to such terms in the Loan Agreement.

           1. Borrower and Lenders hereby agree that the Loan Agreement shall be and hereby is modified as follows:

               (a) The first sentence of Section 2.7(b) is hereby deleted and the following is substituted in lieu thereof:

                "On January 8, 1999, Borrower shall pay to Agent (for the ratable benefit of Lenders) a non-refundable facility fee of $150,000 and, on February 11, 1999, Borrower shall pay to Agent (for the ratable benefit of Lenders) a non-refundable facility fee of 1% of the then outstanding principal balance of the Loans."

               (b) Section 11.1 of the Loan Agreement is hereby amended to read, in its entirety, as follows:

                "Borrower shall use its best efforts to consummate, on or before each of March 31, 1999, May 31, 1999 and August 11, 1999 (each, a "Required Payment Date"), an offering, or offerings, as the case may be (collectively, the "Offering"), pursuant to the Registration Statement filed by Borrower on September 17, 1998 (Registration No. 333-63541), as amended from time to time, and such other registration statements as Borrower shall deem necessary or appropriate, which entitle(s) holders of equity securities of Borrower to purchase additional equity securities of Borrower, on a pro rata basis and which Offering, if fully subscribed, would provide Borrower with net proceeds, together with any other Capital Event Proceeds received by Borrower prior to each Required Payment Date, sufficient to enable Borrower to make principal payments on account of the Loans and Other Loans such that no Event of Default will occur under SECTIONS 8.1(a) (i),(xvi) or (xvii) of the Loan Agreement or SECTIONS 8.1(a)(i), (xvi) or (xvii) of the Other Loan Agreement. Borrower shall use its best efforts to take, or cause to be taken, any and all further action or actions necessary or advisable to be taken in order to consummate the Offering when and as required by this SECTION 11.1, including but not limited to the distribution of a prospectus or preparation, filing and distribution of any necessary prospectus supplement with respect to any of the applicable registration statements referred to above. It shall be an Event of Default if Borrower shall not commence, by that date which is sixteen (16) days prior to each applicable Required Payment Date, an Offering which, if fully subscribed, would provide the Borrower with net proceeds, together with any other Capital Event Proceeds received by Borrower prior to the applicable Required Payment Date, sufficient to enable Borrower to satisfy such principal payment or amortization requirements (as previously reduced by other prepayments) under the Loans and Other Loans due on the applicable Required Payment Date. Following the commencement of such Offering, Borrower shall diligently proceed to consummate such Offering. Borrower shall use its best efforts to cause the Registration Statement filed by Borrower on September 17, 1998 (Registration No. 333-6351) to be declared effective on or prior to February 11, 1999."

           2. As modified hereby, the Loan Agreement is hereby ratified and confirmed.

           3. Concurrently herewith, the parties to the Other Loan Agreement are entering into a letter agreement (the "Other Letter
Agreement"), which is, except for the parties thereto, identical to this letter agreement. The Lenders hereby consent to the execution and delivery of the Other Letter Agreement.

           4. This letter agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of such counterparts together shall constitute one and the same instrument.

          If the foregoing is acceptable to you, please so indicate by signing below.


                                Very truly yours,

                                FIRST UNION REAL ESTATE EQUITY
                                AND MORTGAGE INVESTMENTS


                                By:        /s/ Steven M. Edelman
                                   --------------------------------
                                   Name:  Steven M. Edelman
                                   Title: Executive Vice President


LENDER AND AGENT:

BANKERS TRUST COMPANY


                                          By:   /s/ Steven P. Lapham
                                               -----------------------------
--
                                               Name:  Steven P. Lapham
                                               Title: Vice President

                                          LENDERS:

                                          BANKBOSTON, N.A.


                                          By:   /s/ Paul F. DiVito
                                                ----------------------------
--
                                                Name:  Paul F. DiVito
                                                Title: Managing Director

                                          WELLSFORD CAPITAL


                                          By:   /s/ Gregory F. Hughes
                                           ------------------------------
                                                Name:  Gregory F. Hughes
                                                Title: Chief Financial
Officer

                                          CONSENTED TO:


                                          GOTHAM PARTNERS, L.P.

                                          By:  Section H Partners, L.P.

                                          By:  Karenina Corp.


                                          By:   /s/ William A. Ackman
                                           -------------------------------
                                                Name:  William A. Ackman
                                                Title: President

                                          ELLIOTT ASSOCIATES, L.P.


                                          By:   /s/ Paul Singer
                                                ----------------------------
                                                Name:  Paul Singer
                                                Title: General Partner


                                          GOTHAM PARTNERS III, L.P.


                                          By:Section H Partners, L.P.

                                          By:  Karenina Corp.


                                          By:   /s/ William A. Ackman
                                                ----------------------------
                                                Name:  William A. Ackman
                                                Title: President